VANGUARD MASSACHUSETTS
TAX-EXEMPT FUND

ANNUAL REPORT -- NOVEMBER 30, 2000

[VANGUARD SHIP LOGO]

A MEMBER OF
THE VANGUARD GROUP

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:
     ** Larger type and redesigned graphics to make the reports easier to read. ** An at-a-glance summary of key points about fund performance and the financial markets.
     ** A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

** Vanguard Massachusetts Tax-Exempt Fund earned a solid return that topped that of its average competitor.

**   Our fund benefited from the market's preference for higher-quality bonds.

** During the 12 months ended November 30, most fixed income securities far outperformed stocks, many of which took a sound beating.

CONTENTS
 1 Letter from the Chairman
 6 Report from the Adviser
 8 Fund Profile
 9 Glossary of Investment Terms
10 Performance Summary
11 Financial Statements
20 Report of Independent Accountants

LETTER
 from the Chairman

Dear Shareholder,

During the 12 months ended November 30, 2000, municipal bonds provided excellent returns, as a decline in long-term interest rates and a generally tighter supply of munis helped boost prices. In this environment, the return of vanguard massachusetts tax-exempt fund outpaced the average return of competing mutual funds.

2000 TOTAL RETURNS            Fiscal Year Ended
                                    November 30
-----------------------------------------------
Vanguard Massachusetts Tax-Exempt Fund     9.2%
Average Massachusetts Municipal Debt Fund* 7.4
Lehman Municipal Bond Index                8.2
-----------------------------------------------
*Derived from data provided by Lipper Inc.

     The accompanying table presents the fund's 12-month return along with the average return of our mutual fund competitors. Our fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market.
     Our fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $9.25 per share on November 30, 1999, to $9.60 per share on November 30, 2000, and is adjusted for dividends totaling $0.479 per share paid from net investment income. At the end of the fiscal year, the fund's yield was 5.15%, down just a bit from 5.17% a year earlier.
     For Massachusetts residents, income earned by our fund is exempt from federal and Massachusetts income taxes, but may be subject to local taxes and to the alternative minimum tax.

MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended November 30, 2000

                                                   One        Three         Five
                                                  Year        Years        Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       9.1%         6.1%         6.4%
Lehman 10 Year Municipal Bond Index               7.7          5.0          5.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         5.9          5.2          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -4.2%        12.7%        18.7%
Russell 2000 Index (Small-caps)                  -0.6          2.4          9.1
Wilshire 5000 Index (Entire market)              -5.8         10.8         16.7
MSCI EAFE Index (International)                  -9.5          8.7          7.5
================================================================================
CPI
Consumer Price Index                              3.4%         2.5%         2.5%
--------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW
Overall, it was an extremely difficult and volatile period for the U.S. stock market. Most broad market indexes notched negative returns for the 12 months.

Technology-related stocks slid, but many other segments also suffered-- in part because the U.S. economy seemed to be losing some steam. In late November, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad market's decline, there were pockets of excellent performance within the stock market. In fact, the slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--the stocks of companies with below-average prices in relation to measures such as earnings and book value. And mid- capitalization stocks, particularly those with a value bent, notched excellent 12-month returns.
     For bonds, it was an entirely different story. As you can see in the table on page 1, the returns of three major fixed income indexes surpassed those of many stock market measures in the past year. Long-term Treasury bonds performed particularly well. A decline in long-term interest rates boosted prices, as did the federal government's buyback of long-term Treasuries--a continuing effort aimed at paring the national debt. The Lehman Long U.S. Treasury Index returned an excellent 15.7% for the fiscal year. Returns of broader bond market measures were not quite so strong, but were still solid in absolute terms.

--------------------------------------------------------------------------------
SIGNS OF DECELERATING GROWTH WERE WELCOMED BY SOME SEGMENTS OF THE BOND MARKET. THE DIFFERENCE BETWEEN TREASURY AND MUNI YIELDS NARROWED DURING THE FISCAL YEAR. OUR COST AND CREDIT-QUALITY DIFFERENCES HELPED OUR RELATIVE PERFORMANCE.
--------------------------------------------------------------------------------

     Signs of decelerating growth--a product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation--were welcomed by some segments of the bond market. However, for lower-quality securities, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage a company's ability to repay its debt obligations. The Lehman High Yield Index returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

MUNI AND TREASURY YIELDS MOVE CLOSER
Municipal bonds performed well during the fiscal year. Overall, the difference between the yield of the 30-year U.S. Treasury bond and the yield of a long-term, high-quality municipal bond narrowed during the period to an extraordinarily slim 6 basis points (0.06 percentage point). The narrowing was the result of a 45-basis-point decline in the yield of muni bonds to 5.55% and a slightly steeper decline (68 basis points) in the yield of the 30-year Treasury to 5.61%. Such a tiny yield differential makes muni bonds extremely attractive, because the interest paid on municipal bonds is exempt from federal income taxes while that paid on Treasuries is taxable at a rate of up to 39.6%.

--------------------------------------------------------------------------------
THE DIFFERENCE BETWEEN TREASURY AND MUNI YIELDS NARROWED DURING THE FISCAL YEAR.
--------------------------------------------------------------------------------

Muni bonds benefited from a decline in new issuance, which helped support prices. For more detailed information on the municipal bond market, see the Report from the Adviser beginning on page 6.

FISCAL 2000 PERFORMANCE OVERVIEW
For Vanguard Massachusetts Tax-Exempt Fund, the fiscal year produced a return that was excellent both on an absolute basis and relative to the average Massachusetts municipal bond fund. Our 9.2% total return consisted of an income return of 5.4% and a price increase of 3.8%. (The Performance Summary on page 10 presents a similar breakdown of the fund's returns for each year since inception.) There are two key distinctions between our fund and its competitors: quality and costs. During fiscal 2000, both of these worked in our favor.

QUALITY AND COST MATTER
Generally, our holdings have a higher average credit quality than those of our peers. This emphasis can result in relatively strong returns at times when investors are focusing on high quality--for example, during periods of uncertainty about an economic slowdown or in the midst of stock market stress. However, our relative results can lag when lower-quality bonds outpace higher-quality securities.

--------------------------------------------------------------------------------
OUR COST AND CREDIT-QUALITY DIFFERENCES HELPED OUR RELATIVE PERFORMANCE.
--------------------------------------------------------------------------------

     While our high credit quality can in the short run be an advantage or a detriment, the cost difference between our fund and its peers is always an advantage to our shareholders. Our low cost also directly supports our quality mandate. Higher-quality bonds pay less interest than lower-quality bonds. However, our rock-bottom costs enable us to offer above-average net yields nonetheless. This is because fund operating and administrative expenses are deducted from a fund's income; by forfeiting less of our income to expenses, we can offer both above-average yields and above-average quality.
     Our fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.19%--a fraction of the 1.16% charged by the average Massachusetts municipal fund. This advantage aids us each year in our pursuit of superior results. The combination of our low cost and the skillful management of Vanguard's Fixed Income Group has benefited our shareholders over the fund's lifetime, and we expect it to continue to do so in the future.
     It's also important to note that our fiscal-year return exceeded that of the Lehman Municipal Bond Index, which includes muni bonds from across the country. The index is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

THE MUNICIPAL BOND TAX ADVANTAGE
For Massachusetts residents, the income earned by our fund is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in the Massachusetts Tax-Exempt Fund who are taxed at the highest marginal federal tax rate (39.6%) can earn about 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. For Massachusetts taxpayers subject to the highest tax rates, a yield of 5.6% on a tax-exempt long-term bond is the equivalent of a 9.3% taxable yield.

COMPARISON                                          From a Hypothetical $100,000
OF INCOME                                             Investment Based on Yields
                                                         as of November 30, 2000
--------------------------------------------------------------------------------
Taxable gross income                                                     $5,600
Less taxes (39.6%)                                                       (2,200)
Net after-tax income                                                      3,400
--------------------------------------------------------------------------------
Tax-exempt income                                                        $5,600
--------------------------------------------------------------------------------
Tax-exempt income advantage                                              $2,200
--------------------------------------------------------------------------------
Percentage advantage                                                         65%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2000) of 5.6% for both long-term U.S. Treasury bonds and long-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     This remarkable advantage is illustrated in the table above, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 2000, assuming a $100,000 investment.
     When considering this example, keep in mind that there is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad diversification; their returns can be influenced by purely local matters.

LIFETIME PERFORMANCE OVERVIEW
Our fund's performance during its lifespan of nearly two years reflects the excellent returns earned in 2000 and the slightly negative return recorded in fiscal 1999. The table below shows the returns for our fund and our average

TOTAL RETURNS                                                   December 9, 1998
                                                       Through November 30, 2000

                                 Average              Final Value of a $10,000
                              Annual Return               Initial Investment*
                            -----------------      -----------------------------
                                      Average                  Average
                           Vanguard Competing       Vanguard Competing  Vanguard
                               Fund      Fund           Fund      Fund Advantage
--------------------------------------------------------------------------------
Vanguard Massachusetts
 Tax-Exempt Fund               2.8%      1.7%        $10,555   $10,343      $212
--------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions.

peer since our December 1998 inception, along with the current value of hypothetical $10,000 investments. Though the fund's track record is brief, we are confident that our investment approach will work to the benefit of shareholders over the long haul.

IN SUMMARY
During the past five years, when big gains from stocks seemed routine, our reminders about the value of diversification, I fear, too often fell on deaf ears. But the financial markets have a way of reinforcing investment principles.
     We certainly take no pleasure in the stock market's decline over the past 12 months. Rather, we view the disappointing returns as an instructive, though painful, part of investing. For those who built their investment programs for the long haul--constructing a mix of a variety of stock funds, bond funds, and short-term investments--such a decline should have little long-term impact. The key to long-term investment success is to build a diversified portfolio, to realize that the road may get rough from time to time, and to stick with your plan no matter what the financial markets throw your way.

Sincerely,

December 13, 2000

[PHOTO-JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT
 from the Adviser                                    VANGUARD FIXED INCOME GROUP


Municipal bonds provided strong returns during the 12 months ended November 30, 2000, as rising prices augmented interest income. Prices were bolstered by declining long-term interest rates and by a reduction in the issuance of new municipal bonds. vanguard massachusetts tax-exempt fund earned a total return of 9.2%, outpacing the return of its average peer by a solid margin.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT THE FUND, WHILE OPERATING WITHIN STATED MATURITY AND STRINGENT QUALITY TARGETS, CAN ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND MASSACHUSETTS INCOME TAXES BY INVESTING IN HIGH-QUALITY SECURITIES ISSUED BY MASSACHUSETTS STATE, COUNTY, AND MUNICIPAL GOVERNMENTS.
--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT
The fiscal year began amid abundant signs that the U.S. economy was steaming. Growth surged, unemployment dipped below 4%, and inflation was under control. But as the period progressed, concerns about overheating gave way to fears that the nation's economy was getting too cool for comfort.
     Real (inflation-adjusted) gross domestic product expanded at an annual rate of 2.2% during the third calendar quarter of 2000, compared with a rate of 8.3% during the fourth quarter of 1999, when our fiscal year began. The slowdown was largely a product of the Federal Reserve Board's monetary tightening campaign, which began in June 1999. During the fiscal year, the Fed hiked its target for short-term interest rates by a total of 1 percentage point--from 5.5% to 6.5%--in three separate moves. The latest boost came in May, when the Fed raised the target by 0.50 percentage point (50 basis points).
     Several other factors weighed on the minds of investors:
     * Oil prices nearly doubled. Per-barrel oil prices rose from $18.61 to nearly $34 and played a key role in curbing economic growth.
     * Inflation rose to an annual rate of 3.4%. However, the core inflation rate, which excludes food and energy prices, remained relatively docile, rising 2.6%.
     * Stocks declined sharply. The slide dented consumer confidence and threatened to crimp Americans' spending, a big driver of economic growth.
     * Finally, the close presidential election and ensuing court battles added an element of uncertainty to the economic outlook during the final weeks of the fiscal year.

THE VALUE IN MUNIS
During the fiscal year, municipal bonds generally underperformed U.S. Treasury bonds. Treasury prices were buoyed by the signs of an economic slowdown, which eased some inflation fears; by the stock market's volatility, which sent some investors fleeing to safety; and by the federal government's buyback of long-term bonds, which decreased supply.
     The yield of the 30-year Treasury bond, which moves in the opposite direction from its price, declined by about 70 basis points (0.70 percentage point) during the 12 months, ending November at 5.61%. The yield of a similar-maturity, top-rated muni bond decreased 45 basis points from a year earlier to end the period at 5.55%. That means that the municipal's tax-exempt yield was equal to about 99% of the taxable yield of a 30-year Treasury.

BUDGET SURPLUSES = GOOD NEWS FOR MUNIS
The economy's impressive expansion over the past several years created a twofold benefit for muni bonds during fiscal 2000. First, strong economic growth resulted in surpluses in many state treasuries that allowed governments to finance projects without borrowing. Overall, from January through November, national muni issuance was off 16% from the same period a year earlier. (Issuance in Massachusetts bucked the national trend, rising 15%.) In addition, the credit quality of many state and local governments improved as a result of the healthier condition of their finances.
     Generally, higher-quality bonds performed better during fiscal 2000 than lower-quality issues. Many investors shifted away from more speculative credits and toward higher-quality ones in response to signs of decelerating economic growth. Slower growth increases the likelihood of defaults on municipal bonds issued to finance projects. The spread, or difference, between the yield of an AAA-rated municipal bond and a BBB-rated issue widened from about 34 basis points when the period began to 67 basis points at its end.
     We can offer higher quality while maintaining above-average tax-exempt income--an apparent investment paradox--because of our low costs. Higher-quality bonds offer lower yields than their lower-quality counterparts. However, because our expenses take a smaller bite from the income paid by our bonds, we can maintain a more conservative portfolio without sacrificing yield.

LOOKING AHEAD
We begin the 2001 fiscal year as we do every year, with a firm commitment to providing a prudently managed, low-cost fund. This desirable combination has served our investors well, and we expect it to continue to do so in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Daniel S. Solender, Principal                                  December 13, 2000

FUND PROFILE                                             As of November 30, 2000
 for Massachusetts Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 9.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                                   Lehman
                                                 Fund              Index*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Number of Issues                                  105              39,476
Yield                                            5.2%                5.1%
Yield to Maturity                                5.2%                  --
Average Coupon                                   5.3%                5.5%
Average Maturity                           13.3 years          13.8 years
Average Quality                                    AA                 AA+
Average Duration                            8.5 years           7.3 years
Expense Ratio                                   0.19%                  --
Cash Investments                                 0.0%                  --
--------------------------------------------------------------------------------


-------------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% of portfolio)

AAA                         66.1%
AA                          18.8
A                            2.7
BBB                         12.4
BB                           0.0
B                            0.0
-------------------------------------
Total                      100.0%
-------------------------------------


----------------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year                      6.0%
1-5 Years                         4.9
5-10 Years                       25.8
10-20 Years                      44.0
20-30 Years                      15.9
Over 30 Years                     3.4
----------------------------------------
Total                           100.0%
----------------------------------------


---------------------------
INVESTMENT FOCUS

CREDIT QUALITY -- HIGH
AVERAGE MATURITY -- LONG
---------------------------

                                                              [COMPUTER GRAPHIC]
*Lehman Municipal Bond Index.                                  VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
  of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------
                                       9

PERFORMANCE SUMMARY
 for Massachusetts Tax-Exempt Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  December 9, 1998-November 30, 2000
--------------------------------------------------------------------------------
                   Massachusetts
                  Tax-Exempt Fund                             Lehman*
Fiscal        Capital       Income      Total                   Total
Year           Return       Return     Return                  Return
--------------------------------------------------------------------------------
1999            -7.5%         4.1%      -3.4%                   -1.4%
--------------------------------------------------------------------------------

                   Massachusetts
                  Tax-Exempt Fund                             Lehman*
Fiscal        Capital       Income      Total                   Total
Year           Return       Return     Return                  Return
--------------------------------------------------------------------------------
2000             3.8%         5.4%       9.2%                    8.2%
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 17 for dividend information since inception.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        December 9, 1998-November 30, 2000

--------------------------------------------------------------------------------
Based on an initial investment of $10,000
199902         10059         10037         10055         10068
199905          9986          9992         10006         10048
199908          9721          9712          9850          9860
199911          9662          9627          9921          9861
200002          9648          9593          9906          9859
200005          9754          9672          9988          9961
200008         10401         10212         10563         10529
200011         10555         10343         10679         10668
--------------------------------------------------------------------------------

                                    Average Annual Total Returns
                                  Periods Ended November 30, 2000    Final Value
                                 ---------------------------------  of a $10,000
                                         1 Year   Since Inception     Investment
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund             9.25%              2.77%       $10,555
Average Massachusetts Municipal Fund*     7.43               1.72         10,343
Lehman Municipal Bond Index               8.18               3.33         10,668
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
November 30, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------
                                                                                  Face      Market
                                                                  Maturity      Amount      Value*
MASSACHUSETTS TAX-EXEMPT FUND                        Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.5%)
--------------------------------------------------------------------------------------------------
ISSUER INSURED (52.2%)
Beverly MA GO                                         4.75%    9/1/2016(2)       1,025         956
Beverly MA GO                                         4.80%    9/1/2017(2)       1,080       1,007
Chelsea MA GO                                         5.50%   6/15/2009(2)          90          96
Lynn MA GO                                            5.25%    6/1/2013(2)       1,530       1,561
Lynn MA Water & Sewer Rev.                           5.125%   12/1/2017(4)       2,000       1,965
Marlborough MA GO                                     6.75%   6/15/2008(3)       1,400       1,592
Mashpee MA GO                                        5.125%    2/1/2011(1)       1,025       1,050
Mashpee MA GO                                         5.35%    2/1/2012(1)       1,525       1,575
Massachusetts Bay Transp. Auth. Rev.                  5.00%    3/1/2028(1)       1,000         920
Massachusetts Dev. Finance Agency Rev. VRDO
 (Brooks School)                                      3.70%   12/7/2000(1)       1,200       1,200
Massachusetts Educ. Financing Auth. Educ. Loan Rev.   4.55%    7/1/2009(2)       2,000       1,936
Massachusetts Educ. Financing Auth. Educ. Loan Rev.   4.65%    7/1/2010(2)       1,500       1,452
Massachusetts Educ. Financing Auth. Educ. Loan Rev.   6.05%   12/1/2017(1)       3,000       3,113
Massachusetts GO                                      4.50%   11/1/2015(2)       7,000       6,482
Massachusetts GO                                      5.50%    7/1/2011(2)       3,500       3,681
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Bentley College)                                    5.00%    7/1/2023(1)       2,500       2,333
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Berklee College of Music)                           5.00%   10/1/2017(1)       1,250       1,211
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Boston Medical Center)                              5.00%    7/1/2019(1)          50          46
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Pilgrim Health)                             4.75%    7/1/2022(4)       1,000         866
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Pilgrim Health)                             5.00%    7/1/2018(4)          80          73

                                       11

---------------------------------------------------------------------------------------------------
                                                                                  Face      Market
                                                                  Maturity      Amount      Value*
MASSACHUSETTS TAX-EXEMPT FUND                        Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                       5.375%    7/1/2023(1)     $ 3,500     $ 3,382
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                        7.85%    7/1/2003(1)         360         389
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Massachusetts General Hosp.)                        6.25%    7/1/2012(2)         500         560
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%    7/1/2003(4)          80          81
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%    7/1/2015(1)         390         386
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                        5.375%    7/1/2024(1)       1,640       1,571
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                            5.875%   10/1/2029(3)       4,000       4,118
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial)                    5.00%    7/1/2018(2)         550         508
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial)                    5.25%    7/1/2014(2)       1,000         992
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                           5.15%   12/1/2012(2)       3,300       3,215
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                           5.50%   12/1/2030(2)       2,655       2,517
Massachusetts Ind. Finance Agency Rev.
 (College of the Holy Cross)                          5.50%    3/1/2016(1)       1,000       1,014
Massachusetts Port Auth. Rev.                         5.25%    7/1/2008(4)       2,000       2,053
Massachusetts Port Auth. Rev. (US Airways Project)    5.25%    9/1/2011(1)       1,480       1,506
Massachusetts Port Auth. Rev. (US Airways Project)    5.25%    9/1/2012(1)       1,535       1,549
Massachusetts Port Auth. Rev. (US Airways Project)    5.25%    9/1/2013(1)       1,610       1,615
Massachusetts Special Obligation Rev.                 5.50%    6/1/2010(2)       3,150       3,288
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                              0.00%    1/1/2020(1)       3,000       1,040
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                              5.00%    1/1/2027(1)       2,500       2,315
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                              5.00%    1/1/2037(1)       4,000       3,624
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                             5.125%    1/1/2023(1)       1,700       1,615
Massachusetts Water Resources Auth. Rev.              5.50%   11/1/2006(3)(Prere.) 120         127
Massachusetts Water Resources Auth. Rev.              5.50%    8/1/2014(4)       3,250       3,390
Massachusetts Water Resources Auth. Rev. VRDO         4.00%   12/6/2000(2)       1,150       1,150
Massachusetts Water Resources Auth. Rev. VRDO         4.00%   12/6/2000(3)       1,600       1,600
Methuen MA GO                                        4.875%   5/15/2017(3)       2,080       1,962
Narragansett MA Regional School Dist. GO              6.50%    6/1/2013(2)       1,210       1,364
Quabog MA Regional School Dist. GO                    5.50%    6/1/2018(4)       1,355       1,374
Quabog MA Regional School Dist. GO                    5.50%    6/1/2019(4)       1,355       1,370
Route 3 North Transp. Improvement Assn.
 MA Lease Rev.                                        5.25%   6/15/2024(1)       2,500       2,428
Tantasqua MA Regional School Dist. GO                5.125%   8/15/2015(4)       2,575       2,568
Westfield MA GO                                       5.00%    5/1/2020(3)       1,715       1,645
Worcester MA GO                                       5.00%    8/1/2017(1)       1,920       1,848
Worcester MA GO                                       5.75%    4/1/2015(4)       1,000       1,055
Outside Massachusetts:
Puerto Rico Govt. Dev. Bank Rev. VRDO                 3.85%   12/6/2000(1)         900         900
Puerto Rico Highway & Transp. Auth. Rev. VRDO         3.60%   12/6/2000(2)         500         500
Puerto Rico Public Building Auth. Rev.                5.00%    7/1/2027(2)       2,000       1,900
                                                                                      ------------
                                                                                            95,634
                                                                                      ------------
SECONDARY MARKET INSURED (2.1%)
Massachusetts Water Resources Auth. Rev.              6.00%   12/1/2011(3)       3,520       3,865
                                                                                      ------------

                                       12

--------------------------------------------------------------------------------------------------
                                                                                  Face      Market
                                                                  Maturity      Amount      Value*
MASSACHUSETTS TAX-EXEMPT FUND                        Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------
NONINSURED (47.2%)
Boston MA GO                                          5.75%       2/1/2018     $ 1,955     $ 2,022
Boston MA Water & Sewer Comm. Rev.                    5.75%      11/1/2013         540         575
Foxborough MA Stadium Project Rev.                    5.75%       6/1/2025       2,500       2,541
Framingham MA Housing Auth. Mortgage Rev.             6.20%     2/20/2021Y         900         944
Framingham MA Housing Auth. Mortgage Rev.             6.35%     2/20/2032Y       2,000       2,097
Massachusetts Bay Transp. Auth. Rev.                  5.25%       7/1/2030       3,000       2,887
Massachusetts Bay Transp. Auth. Rev.                 5.875%     3/1/2004(Prere.) 2,000       2,121
Massachusetts Bay Transp. Auth. Rev.                  7.00%       3/1/2009       2,000       2,306
Massachusetts Dev. Finance Agency Rev.
 (Smith College)                                      5.75%       7/1/2014       1,195       1,260
Massachusetts Dev. Finance Agency Rev.
 (Smith College)                                      5.75%       7/1/2029       3,000       3,061
Massachusetts Dev. Finance Agency Rev. (Suffolk Univ.)5.85%       7/1/2029       2,000       1,866
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                      5.55%       7/1/2019       1,000         933
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                      5.65%       7/1/2029       1,500       1,374
Massachusetts Dev. Finance Agency Resource Recovery Rev.
 (Waste Management Inc.)                              6.90%      12/1/2029       2,000       2,066
Massachusetts GO                                      5.25%       9/1/2008       1,850       1,921
Massachusetts GO                                     5.625%       6/1/2018       1,450       1,484
Massachusetts GO                                      6.50%    8/1/2001(Prere.)  3,100       3,205
Massachusetts GO                                      7.00%   12/1/2000(Prere.)  1,315       1,315
Massachusetts GO VRDO                                 4.00%      12/7/2000       2,500       2,500
Massachusetts Grant Anticipation Notes               5.125%     12/15/2010       1,480       1,515
Massachusetts Grant Anticipation Notes                5.75%     12/15/2010       3,000       3,222
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                    5.70%       7/1/2015       6,165       5,327
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Dana Farber Cancer Institute)                       6.25%      12/1/2022       3,850       3,893
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.)                                      5.50%      1/15/2011       4,230       4,486
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%       7/1/2011       2,080       2,068
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%       7/1/2014       1,000         967
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%       7/1/2015       3,000       2,873
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
 (Harvard Univ.)                                      4.00%      12/7/2000         475         475
Massachusetts Ind. Finance Agency Resource Recovery Rev.
 (Refusetech Inc. Project)                            6.15%       7/1/2002         480         487
Massachusetts Ind. Finance Agency Resource Recovery Rev.
 (Refusetech Inc. Project)                            6.30%       7/1/2005       2,000       2,087
Massachusetts Ind. Finance Auth. Rev.
 (BioMed Research Corp.)                              0.00%       8/1/2004         520         436
Massachusetts Muni. Wholesale Electric Co.
 Power Supply System Rev.                             6.75%    7/1/2002(Prere.)  1,570       1,657
Massachusetts Port Auth. Rev.                         5.00%       7/1/2027       2,500       2,312
Massachusetts Port Auth. Rev. (United Airlines)       5.75%      10/1/2007       4,450       4,353
Massachusetts Water Pollution Abatement
Trust Program Rev.                                    5.75%       8/1/2029       3,105       3,165
Massachusetts Water Pollution Abatement
Trust Program Rev.                                   5.375%       8/1/2027       3,000       2,958

                                       13

--------------------------------------------------------------------------------------------------
                                                                                  Face      Market
                                                                  Maturity      Amount      Value*
MASSACHUSETTS TAX-EXEMPT FUND                        Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------
Massachusetts Water Pollution Abatement
Trust Program Rev.                                    5.50%       8/1/2029     $ 1,000     $ 1,001
Massachusetts Water Resource Auth. Rev.               5.50%   7/15/2002(Prere.)     80          81
Massachusetts Water Resource Auth. Rev. VRDO          4.00%      12/6/2000       1,000       1,000
Rail Connections Inc. MA Rev.                         5.25%       7/1/2008         705         698
Rail Connections Inc. MA Rev.                         5.30%       7/1/2009         340         336
Rail Connections Inc. MA Rev.                         5.40%       7/1/2010         520         515
Rail Connections Inc. MA Rev.                         5.50%       7/1/2011       1,175       1,165
Rail Connections Inc. MA Rev.                         6.00%       7/1/2012         570         584
Rail Connections Inc. MA Rev.                         6.00%       7/1/2014       1,030       1,040
Univ. of Massachusetts Building Auth. Rev.           6.875%       5/1/2014       1,000       1,175
                                                                                      ------------
                                                                                            86,354
                                                                                      ------------
--------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $184,662)                                                                          185,853
--------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                         3,836
Payables for Investment Securities Purchased                                               (6,249)
Other Liabilities                                                                            (341)
                                                                                      ------------
                                                                                           (2,754)
                                                                                      ------------
--------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------
Applicable to 19,065,736 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                $183,099
==================================================================================================

NET ASSET VALUE PER SHARE $9.60
==================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  purchased on a when-issued or delayed  delivery basis for which the fund has not taken delivery as of November 30, 2000.
For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------
                                                                             Amount            Per
                                                                              (000)          Share
--------------------------------------------------------------------------------------------------
Paid-in Capital                                                           $ 183,877          $9.64
Undistributed Net Investment Income                                              --             --
Accumulated Net Realized Losses--Note E                                     (1,969)          (.10)
Unrealized Appreciation--Note F                                               1,191            .06
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                 $183,099          $9.60
==================================================================================================

KEY TO ABBREVIATIONS

GO--General Obligation Bond.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                  Massachusetts Tax-Exempt Fund
                                                   Year Ended November 30, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                               $ 7,795
--------------------------------------------------------------------------------
  Total Income                                                            7,795
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                               16
  Management and Administrative                                             205
  Marketing and Distribution                                                 23
Custodian Fees                                                                3
Auditing Fees                                                                 8
Shareholders' Reports                                                        20
--------------------------------------------------------------------------------
  Total Expenses                                                            275
  Expenses Paid Indirectly--Note C                                           (7)
--------------------------------------------------------------------------------
  Net Expenses                                                              268
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,527
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                              (1,102)
 Futures Contracts                                                          203
--------------------------------------------------------------------------------
REALIZED NET LOSS                                                          (899)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                    7,393
 Futures Contracts                                                           --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          7,393
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $14,021
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                     MASSACHUSETTS
                                                    TAX-EXEMPT FUND
                                     -------------------------------------------
                                         YEAR ENDED             DEC. 9, 1998* TO
                                      NOV. 30, 2000                NOV. 30, 1999
                                              (000)                        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                     $ 7,527                      $ 3,623
 Realized Net Loss                            (899)                      (1,070)
 Change in Unrealized Appreciation
 (Depreciation)                              7,393                       (6,202)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
  Assets Resulting from Operations          14,021                       (3,649)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                      (7,527)                      (3,623)
 Realized Capital Gain                          --                           --
  Total Distributions                       (7,527)                      (3,623)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                    105,945                      148,562
 Issued in Lieu of Cash Distributions        5,404                        2,870
 Redeemed                                  (48,585)                     (30,464)
--------------------------------------------------------------------------------
  Net Increase from Capital Share
  Transactions                              62,764                      120,968
--------------------------------------------------------------------------------
 Total Increase                             69,258                      113,696
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period--Note G               113,841                          145
--------------------------------------------------------------------------------
 End of Period                            $183,099                     $113,841
================================================================================
1Shares Issued (Redeemed)
 Issued                                     11,423                       15,185
 Issued in Lieu of Cash Distributions          578                          301
 Redeemed                                   (5,240)                      (3,195)
--------------------------------------------------------------------------------
  Net Increase in Shares Outstanding         6,761                       12,291
================================================================================
*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------
                                                   MASSACHUSETTS TAX-EXEMPT FUND
                                                    YEAR ENDED DEC. 9, 1998,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   NOV. 30, 2000     NOV. 30, 1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.25           $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .479             .420
 Net Realized and Unrealized Gain (Loss) on Investments   .350            (.750)
--------------------------------------------------------------------------------
  Total from Investment Operations                        .829            (.330)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.479)           (.420)
 Distributions from Realized Capital Gains -- --
--------------------------------------------------------------------------------
  Total Distributions                                    (.479)           (.420)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $9.60           $ 9.25
================================================================================
TOTAL RETURN                                             9.25%           -3.38%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $183             $114
 Ratio of Total Expenses to Average Net Assets           0.19%           0.20%**
 Ratio of Net Investment Income to Average Net Assets    5.15%           4.57%**
 Portfolio Turnover Rate                                   34%               39%
================================================================================
 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the fund had contributed capital of $32,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2000, these arrangements reduced the management and administrative and custodian fee expenses by $5,000 and $2,000, respectively.

D. During the year ended November 30, 2000, the fund purchased $110,079,000 of investment securities and sold $46,102,000 of investment securities, other than temporary cash investments.

E. At November 30, 2000, the fund had available a capital loss carryforward of $1,969,000 to offset future net capital gains of $1,070,000 through November 30, 2007, and $899,000 through November 30, 2008.

F. At November 30, 2000, net unrealized appreciation of investment securities for financial statement and federal income tax purposes was $1,191,000, consisting of unrealized gains of $3,450,000 on securities that had risen in value since their purchase and $2,259,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The fund was organized on August 17, 1998, and its operations up to December 9, 1998, were limited to the sale and issuance of 14,479 shares of its common stock, at $10 per share, to a family member of an officer of the fund.

H. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

REPORT
  of Independent Accountants

To the Shareholders and Trustees of Vanguard Massachusetts Tax-Exempt Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the "Fund") at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 9, 1998 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 9, 2001

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund designates 100% of its income dividends as exempt-interest dividends.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

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Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of "Victory," by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar Inc., unless otherwise noted.

Standard & Poor's (R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1680 012001